Exhibit 10.10
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.
Amendment Number One to Non-Exclusive Distribution Agreement
This Amendment Number One to the Non-Exclusive Distribution Agreement (“Amendment Number One”) is made as of March 29, 2011, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 (the “Company”) and RGH Enterprises, Inc., an Ohio corporation with offices at 1810 Summit Commerce Park, Twinsburg, Ohio 44087 (the “Distributor”).
WITNESSETH
WHEREAS, Company and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective April 30, 2008 (the “Agreement”).
WHEREAS, Company and Distributor wish to amend the Agreement as set forth herein in accordance with Section 6.1 and 16.9 of the Agreement.
THEREFORE, Company and Distributor agree as follows:
1.Schedule 1. Schedule 1 shall be replaced in its entirety as follows:
SCHEDULE 1

The Products and the Prices
Pricing set forth below was effective as of October 1, 2010 and shall be in effect for the period through March 31, 2012, notwithstanding Section 6.1 of this Agreement.
SEVEN PLUS
Product    Transfer
    SKU            Product Description            Price
[******]    SEVEN PLUS Starter Kit*    [******]
[******]    SEVEN Sensors (package of four (4))*    [******]
[******]    SEVEN PLUS Replacement Receiver*    [******]
[******]    SEVEN PLUS Replacement Transmitter*    [******]
*    The Products will be supplied FOB Shipping Point freight prepaid by Distributor and sales taxes to be paid by Distributor.
[******]
2.Section 4. A new section 4.1.29 shall be added as follows:
4.1.29. not to stock more than [******] of Sensor inventory; provided however that Company acknowledges that, from time to time, Distributor may stock an amount of Sensor inventory equal to more than [******] based on demand fluctuations. Distributor also agrees not to sell any Sensors where the shelf-life on the Sensors is less than the time of reasonable consumption by the Customer, and in no instance to ship Sensors with a shelf-life of less than [******].
3.Section 4. A new section 4.1.30 shall be added as follows:

4.1.30. in material respects, to ship Sensors to Customer within 3 business days of receiving prior authorization approval from the Customer’s insurance company, or in the alternative, upon notice of a denial of a prior authorization request, to inform the Company within 24 hours of such denial.
4.Section 4. A new section 4.1.31 shall be added as follows:
4.1.31. to provide, within seven days of the end of each calendar month, a report detailing Distributor’s month-end inventory balance of Sensors (which report Company shall retain the right to audit on a periodic basis with advance notice to Distributor).
5.Section 4. A new section 4.1.32 shall be added as follows:
4.1.32. To ensure that Company can provide adequate adverse event reporting or to ensure that Company can complete any required remedial action or product recall within timeframes required by law, Distributor agrees to provide device tracking reports in accordance with the applicable provisions of the Health Insurance Portability and Accountability Act Privacy and Security Standards (HIPAA). In furtherance of this purpose, Distributor agrees to provide, as soon as reasonably possible, but in no less than two business days from request by Company, all relevant patient information necessary to provide adequate service to a patient who presents issues requiring regulatory filings or response, or technical support.
6.Section 4. A new section 4.1.33 shall be added as follows:
4.1.33 to provide, within seven days of the end of each calendar month, a report containing the detail required under Schedule 4 hereof.
7.Section 4. A new section 4.1.34 shall be added as follows:
4.1.34. to comply with the requirements of the Quality Agreement set forth in Schedule 5 hereof.
8.Section 4. A new section 4.1.35 shall be added as follows:
4.1.35. For so long as the pricing set forth in Schedule 1 hereof does not increase with respect to the SEVEN PLUS Starter Kits and Sensors, Distributor agrees not to knowingly initiate any attempts or offers to switch any existing Distributor customer who use the Products to products of any other manufacturer without written consent from the Company. Absent medical or clinical necessity to do so, any such attempt or offer to switch existing Distributor customers who use the Products to any other manufacturer’s products may render this Agreement immediately terminable by Company after discussions between the Company and Distributor to ascertain the root cause of such attempts.
9.Section 4. A new section 4.1.36 shall be added as follows:
4.1.36. to provide the Company with forecasts by Product in accordance with requirements set forth in Schedule 6.
10.Section 5. A new section 5.1.4 shall be added as follows:
5.1.4. to stock Sensors with Distributor based on purchase orders submitted by Distributor and to ship Sensors to Distributor consistent with Schedule 6.
11.Section 11. Sections 11.1 and 11.2 shall be amended and replaced in its entirety by the following:

Section 11.1. The term of this Agreement, as amended, shall extend for a period of twenty-four months from the date of this Amendment Number One, and shall automatically renew for successive one (1) year renewal periods (the “Term”), provided that either Party may elect not to renew the Agreement by providing not less than ninety (90) days prior written notice to that effect to the other Party. The Parties may at any time agree in writing to extend the Term or to renew this Agreement.
Section 11.2. Either party may terminate this Agreement immediately, by providing written notice to the other party in the event of any of the following events:
Section 11.2.1. the other party is in breach of this Agreement and has not remedied such breach within thirty (30) days of receiving written notice from the non-breaching party to do so, or within fifteen (15) days with respect to Section 4.1.33 of this Agreement regarding the provision of sales and warranty replacement reports;
Section 11.2.2. the effective control of the Distributor shall change, to the extent that such Distributor change of control would negatively impact its credit or would negatively impact its ability to service and market the Products; or
Section 11.2.3. the other party shall become insolvent or have a receiver appointed of its business or go into liquidation (except for the purposes of amalgamation or reorganization).
In addition, either party may terminate the Agreement in the event that, after good faith negotiations, the parties are unable to reform this Agreement as necessary to comply with applicable law, regulations, or governmental guidance (the “Law”). Before termination, the parties shall, in good faith, immediately renegotiate or reform this Agreement as necessary to comply with the Law and to preserve the intent of this Agreement consistent with the requirements of the Law.
12.Sections 16.1 shall be amended and replaced in its entirety by the following:
Section 16.1. Notice. Any notice or other communication required or permitted to be given under this Agreement shall be properly served only if it is in writing addressed as set out below. Notice may be sent by any of the following methods: (i) personal delivery; (ii) nationally recognized overnight courier service; (iii) U.S. Postal Service certified or registered mail, return receipt requested, postage prepaid. Service shall be deemed to have been duly given on the date of delivery. Either party may change the names, addresses and facsimile numbers for receipt of notice by complying with this Section 16.1.
If to the Company:    DexCom, Inc.
    6340 Sequence Drive
    San Diego, CA 92121
    Attn: President
With a copy to    DexCom, Inc.
    6340 Sequence Drive
    San Diego, CA 92121
    Attn: Legal Department
    (858) 200-0200
If to the Distributor:    RGH Enterprise, Inc.
    1810 Summit Commerce Park
    Twinsburg, Ohio 44087
    Attn: President

with a copy to:    Walter & Haverfield
    The Tower at Erieview
    1301 E. Ninth St, Ste 3500
    Cleveland, Ohio 44114
    Attn: Robert Crump

13.Schedule 3. Schedule 3 shall be amended and replaced in its entirety as follows:
SCHEDULE 3
Care Coordination Report Format
For first-time orders [******], Distributor shall provide the following information to Company for the purpose of coordinating set up, consulting with the prescribing physician as needed to recommend any changes, and providing patient and/or caregiver training on the safe and effective use of the Seven Plus continuous glucose monitoring system:
Distributor shall waive any and all fees in connection with providing the information required by this report to Company.
New Patient and Starter Kit [******]
Required Reporting Frequency: Daily
Required Reporting Method or Venue: Web-portal
File Type: csv
De-limiting character: “,” comma with values enclosed by Quotation Marks
Subject to compliance with the applicable provisions of HIPAA, the Care Coordination Reports should adhere to the following format & should not-deviate in order from one report to the next:
Status
Patient
Referral
MFG Acct #
Date Rec.
Contact Date
Touch Date
Comments
F/U Date
Ship Date
Cancel Date
Ins Name
Phys Name
Phys City
Phys State
Phys Zip
Phys Phone
Patient Address
Patient City
Patient State
Patient Zip
Patient Phone
Patient DOB
Serial No.
Part No.
Quantity
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14.Schedule 4. A new Schedule 4 shall be added as follows:
Distributor Healthcare Operations Improvement Report
The parties shall share information for the purpose of conducting patient safety, quality assessment and improvement activities and evaluating the necessity of physician and health plan feedback. To the extent any of the information Distributor reports to Company is protected health information under HIPAA (“PHI”), Company will not use or further disclose the PHI, including re-identifying any individuals or contacting any individuals who are the subject of the PHI, other than as permitted or required by law and this Agreement.
Distributor shall provide to Company a report within seven business days after the end of each calendar month that details the following:
1.    Limited Data Set that includes the following fields:
a.    ID
b.    Physician Name
c.    Physician Zip
d.    NPI
e.    Insurance
f.    Item
g.    Item Quantity
h.    Unit of Measure
i.    Insurance Name
j.    Date of Service
Distributor shall provide to Company a report within fifteen days after the end of each calendar quarter that details the following:
1.    The twelve month rolling attrition rate with respect to Distributor’s patients who have used the Products.
2.    The twelve month rolling Sensor utilization rate with respect to Distributor’s patients who have used the Products.

15.Schedule 5. A new Schedule 5 shall be added as follows:
Quality Agreement
1.0SCOPE
1.1This Quality Agreement (the “Quality Agreement”) is incorporated within the Distribution Agreement that was effective April 30, 2008, as amended, between Distributor and Company pertaining to the distribution and sale of Products (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement. To the extent the terms of the Quality Agreement and the Agreement conflict, the terms set forth in the Quality Agreement shall supersede the Agreement.
1.2This Quality Agreement shall be effective on the Effective Date and shall remain in effect until the Agreement expires, is terminated or the Quality Agreement is modified.
2.0PROCESS CONTROLS
1.3Distributor shall be responsible for supplier appropriate process control activities relative to the Products, including but not limited to, assurance of receipt, identification, traceability, storage, handling, inventory control and facility contamination control.
1.4Company shall provide evidence that packaging containers maintain the integrity, quality, function, and sterility of the product for the entire shelf life, and not produce toxic residues during storage. Packaging must prevent or indicate the occurrence of tampering.
3.0TRAINING AND DOCUMENT CHANGE CONTROL
1.5Distributor must train its employees to perform their job function and to this Quality Agreement as required.
4.0QUALIFICATION
1.6Distributor shall be responsible for managing qualified processes and systems as required of suppliers (e.g. computer system) by law.
5.0DISTRIBUTION AND HANDLING
1.7Products shipped by the Distributor must be shipped using standard procedures for the handling, storage, packaging, preservation, and delivery of the Products.
1.8Distributor shall deliver Products to its customers using standard procedures for handling, storage, packing, preservation, and delivery of the Products.
6.0LOT TRACEABILITY
1.9Distributor shall establish and maintain appropriate procedures for identifying the Products by suitable means from receipt and during all stages of delivery.

    Lot traceability
Product            Description            Tracking Requirement
[******]    SEVEN PLUS System Kit    Lot Number identified on the box
[******]    SEVEN Sensors (package of four (4))    Lot Number identified on the box
[******]    SEVEN PLUS Replacement Receiver    Lot Number identified on the box
[******]    SEVEN PLUS Replacement Transmitter    Lot Number identified on the box
7.0PACKAGING AND LABELING
1.10Company shall provide packaging and labeling specifications that call out clear labeling requirements.
1.11Company shall ensure that the labels, inserts and accompanying documentation satisfy the requirements of the applicable regulations.
8.0COMPLAINT HANDLING AND REPORTING
1.12Distributor shall be responsible for the establishment and maintenance of a system for handling complaints pertaining to the process of distributing Products under the Agreement pursuant to current Distributor policy. This system shall include receipt, review, corrective/preventative action and maintenance of files. Distributor will not knowingly perform any Device Complaint handling, as defined below.
1.13Company shall be responsible for the establishment and maintenance of a system for handling Device Complaints pertaining to Products distributed under the Agreement. A “Device Complaint” includes complaints that pertain to Product functionality, trouble shooting, or adverse events. This system shall include receipt, review, investigation, corrective/preventative action and maintenance of files.
1.14Company shall notify Distributor in writing of legal and regulatory matters relating to the Products, including:
1.1.1Any regulatory actions by governmental authorities (e.g., inspection citations, warning letters, or other non-conformance notices).
1.1.2Regulatory enforcement actions such as injunctions or seizures.
1.1.3FDA registration activity (e.g., non-conformance notices, hold points).
1.1.4Complaints received from Customers within the Territory that have not been processed through the Company’s complaint handling system.
1.1.5Adverse incidents relating to Customers within the Territory (e.g., MDR’s.).
1.15Distributor shall notify Company in writing of the following:
1.1.1Any serious regulatory action relating to the Products that Distributor may become aware of.
1.1.2Escalated Complaints regarding Products or Instruments. Distributor shall code, trend and report monthly Escalated Complaint data pertaining to Products, at Distributor’s request.
1.1.3Distributor shall forward all complaints pertaining to Products and Instruments to Company no later than 10 working days following Distributor’s initial receipt of the complaint.

9.0FIELD ACTIONS
1.16The Company will be responsible for the initiation and cost of any recalls or other field actions related to the Products.
1.17Both parties will comply with recalls or general corrective actions, provided such recalls or general corrective actions do not, in the opinion of Company violate or cause Company to violate the laws of any jurisdiction affected by the recalls or corrective action.
1.18If Distributor and Company do not agree on a course of action, Company may initiate field actions related to the Products, but may not use field action to cause Distributor to lose Customers or violate the law.
10.0AUDITS
1.19Company shall have the right to conduct audits of Distributor’s facilities and operations during normal business hours at its own expense and upon reasonable notice to Distributor in order to assess compliance with all applicable regulations, procedures and this Quality Agreement. Any such audits will be conducted by a national “big four” independent accounting firm (or other independent accounting firm whose audit department is a separate stand alone function of its business and which possesses liability insurance with coverage of at least $[******]), subject to such firm’s execution of a confidentiality agreement in form reasonably acceptable to Distributor. Company shall be permitted to conduct one audit per calendar year.
11.0RECORD RETENTION
1.20Both parties shall retain all medical records as required by law.
12.0REGULATORY AND REGISTRATION ADMINISTRATION
1.21Company, at its expense, is responsible for registration responsibilities, and for agreed upon registration costs of Products in the Territory. Company shall provide sufficient data and information to support such registrations.
13.0ADDITIONAL DISTRIBUTOR REQUIREMENTS
Records should be accurate, indelible and legible. Entries must be dated and the person performing a documented task must be identified. Records must provide a complete history of the work performed.
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16.Schedule 6. A new Schedule 6 shall be added as follows:
Schedule 6
Forecast, Ordering and Acceptance Requirements
I.Forecast. Distributor shall deliver to Company its non-binding forecast (the “Forecast”) of the expected requirements for Products in the Territory for the [******] period following the Effective Date. Thereafter, Distributor shall update such Forecast on a monthly basis and provide it to Company at least five business days prior to the first of each month.
II.Orders, Shipping. Orders will be initiated by a written order, electronic equivalent or facsimile issued to DexCom (the “Order”). Each Order shall include information as set forth in Schedule 2, and shall identify the Distributor depot to which the Products shall be shipped. Products shall be shipped on [******], and shall be subject to a minimum of [******] lead time afforded to the Company, although the Company endeavors to ship Products within [******] after its receipt of an Order. In addition, Distributor may request that Company ship Products directly to end user customers, with costs of such shipments to be borne by Distributor. An Order shall be deemed to have been placed as of the date of receipt of the Order by Company. If Distributor requests Company to supply quantities in excess of quantity set forth in the Forecast, Company shall endeavor reasonably within the constraints of its production schedules and other commitments to meet all or part of such requests, but Company shall have no obligation to supply such quantities within the timeframes set forth herein. Where necessary, Company will advise Distributor of delivery dates and quantities for the portion of Order(s) in excess. All freight, insurance and other shipping expenses, as well as any special packing expenses, will be paid by Distributor.
III.Acceptance. Within ten (10) days following a receipt of a shipment, Distributor shall perform a visual inspection (in accordance with Distributor’s standard procedures) of the Products received and shall inform Company in writing of any non-conformity of the supplied Products to the Order or other defect in the Products. In the absence of written notice to Company of a specified non-conformity within ten (10) business days of the end of such ten-day period, the Products shall be deemed to be accepted by Distributor.
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18.    All other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment Number One as of date first set out above.
Signed by:            /s/ Jess Roper
        Jess Roper
Title:    V.P. and Chief Financial Officer
for and on behalf of
DexCom, Inc.
Signed by:        /s/ Chris Lindroth
Name:    Chris Lindroth
Title:    Executive Vice President
for and on behalf of
RGH Enterprises, Inc.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.
Amendment Number Two to Non-Exclusive Distribution Agreement
This Amendment Number Two to the Non-Exclusive Distribution Agreement (“Amendment Number Two”) is made as of this 28th day of March, 2013, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 (the "Company") and RGH Enterprises, Inc. d/b/a Edgepark Medical Supplies, an Ohio corporation with offices at 1810 Summit Commerce Park, Twinsburg, Ohio 44087 (the “Distributor”).
WITNESSETH
WHEREAS, Company and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective April 30, 2008, as amended on March 29, 2011 (the “Agreement”).
WHEREAS, Company and Distributor wish to amend the Agreement as set forth herein in accordance with Section 2.2 and 17.10 of the Agreement.
THEREFORE, Company and Distributor agree as follows:
1.    SECTION 4. Section 4.1.31 is amended and restated in its entirety as follows:
4.1.31 to provide, within five (5) business days of the end of each calendar month, a report detailing Distributor’s month-end inventory balance of Products (which report Company shall retain the right to audit on a periodic basis with advance notice to Distributor).
2.    SECTION 4. A new section 4.1.37 shall be added as follows:
4.1.37 to maintain a valid and current prescription on file for ongoing product orders.
3.    SECTION 6. Section 6.4 shall be amended and restated as follows:
6.4 All invoices for Product submitted by DexCom, Inc. to the Distributor shall be payable within 30 (thirty) days after the date of such invoice unless disputed by Distributor to Company. If the Distributor fails to pay or procure payment of the full undisputed amount when due, and without in any manner excusing such violation, the Distributor agrees to pay the Company interest at the greater of: (i) a rate of 1.5% per month; or (ii) the highest rate legally permissible on the amount (including interest) due and owing to the Company, from the date the payment is due. The Distributor also agrees to pay all collection costs, expenses and reasonable attorney fees for collection of any amount due and unpaid. Without prejudice to any of its other rights, the Company may, upon seven (7) days prior written notice, withhold shipments of the Products if the Distributor has not paid an invoice that is not otherwise in dispute when due.

4.    SCHEDULE 1. Schedule 1 is amended and restated in its entirety as follows:
Products –
Dexcom SEVEN PLUS

Product	Description	Transfer Price*
STS-7K-041	SEVEN Sensors (package of four (4))	$[*****]

Dexcom G4 Platinum

Product	Description	Transfer Price*
STS-GL-041	Dexcom G4 Platinum Sensor Kit (package of four (4))	$[*****]
STK-GL-001	Dexcom G4 Platinum Receiver Kit – BLK	$[*****]
STK-GL-PNK	Dexcom G4 Platinum Receiver Kit – PNK	$[*****]
STK-GL-BLU	Dexcom G4 Platinum Receiver Kit – BLU	$[*****]
STS-GL-003	Dexcom G4 Transmitter Kit	$[*****]

The Products will be supplied FOB Shipping Point freight prepaid by Distributor and sales taxes to be paid by Distributor. [*****]

5.    SCHEDULE 3. Schedule 3 is amended and restated in its entirety as follows:

SCHEDULE 3
Sales Tracing Report Format
Required Reporting Frequency:    Weekly
Format: .csv (comma-delimited file)
Delivery method:    Dexcom controlled secure file transfer protocol site specific to the distributor
Sales tracings will include the following fields:

Field	Format	Comments
Customer ID Number	Text	A unique identifying number for each customer
Physician First Name	Text
Physician Last Name	Text
Physician ZIP Code	Text	53-character; text so leading zeros are included; no Zip + 4 numbers
Physician NPI	Text
Insurance Name	Text
Dexcom Item Number	Text
Item Quantity	Text	Unit quantity - e.g. 1 box of sensors is '1', and not the number of individual sensors included
Date of Shipment	Text	MM/DD/YYYY

Shipper	Text	Dexcom or Distributor, where distributor provides tracings including shipments from both locations

6.    SCHEDULE 5. Schedule 5 is amended and restated in its entirety as follows:

SCHEDULE 5
Quality Agreement
1.0    SCOPE
1.1    This Quality Agreement (the “Quality Agreement”) is incorporated within the Distribution Agreement dated April 30, 2008, as amended on March 29, 2011, between Distributor and Company pertaining to the distribution and sale of Products. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.
1.2    This Quality Agreement shall be effective on the Effective Date and shall remain in effect until the Agreement expires, is terminated or the Quality Agreement is modified.
1.3    The obligations of Distributor under this Quality Agreement shall be equivalent to those imposed on distributors of disposable Class III medical devices.
2.0    DEFINITIONS / ACRONYMS
2.1“Applicable Documents”: Documents used to develop a specific document (i.e. standards, regulations) and documents referenced in the text of the specific document.
2.2"Government Agency" means any body which has the authority to act on behalf of the government of the Union or State to ensure that the requirements of all laws applicable to the Products and Distributor are carried out and adhered to in the State.
2.3"Customer Complaint" means any written, electronic or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety or performance of a medical device that has been placed on the market.
2.4“CGM”: Continuous Glucose Monitoring.
2.5“Correction” means repair, modification, adjustment, relabeling, destruction, or inspection (including patient monitoring) of a product without its physical removal to some other location.
2.6“Document” means any information, either written or stored electronically, including specifications, procedures, standards, methods, instructions, plans, files, forms, notes, reviews, analyses, and reports.
2.7“Government Agency” means a federal (e.g. FDA) or state (Health and Human Services Food and Drug Branch) organization that has the power to provide services for conformity assessment on the conditions set out in the Federal Food, Drug, and Cosmetic Act (FD&C Act) and United States Code (U.S.C) as part for the sale of medical device products. This normally means assessing the manufacturers conformity to the essential requirements listed in each directive.

2.8“Lot” or “Batch” means one or more components or finished devices that consist of a single type, model, class, size, composition, or software version that are manufactured under essentially the same conditions and that are intended to have uniform characteristics and quality within specified limits.
2.9“Label” means a display of written, printed, or graphic matter upon the immediate container of any article. Any word, statement, or other information appearing on the immediate container must also appear “on the outside container or wrapper, if any there be, of the retain package of such article, or is easily legible through the outside container of wrapper.”
2.10“Labeling” means any Labels and other written, printed, or graphic matter (1) upon any article or any of its containers or wrappers, or (2) displaying such article” at any time while a device is held for sale after shipment or delivery for shipment in interstate commerce.
2.11“Quality Records” means Documents containing recorded information, regardless of the medium or characteristic, which demonstrate the effectiveness of the quality management system and that provide evidence that products meet regulatory requirements and comply with specified product requirements.
2.12“Removal” means the physical removal of a device from its point of use to some other location for repair, modification, adjustment, relabeling, destruction, or inspection.
2.13“Stock Recovery” means the correction or removal of a device that has not been marketed or that has not left the direct control of the manufacturer, i.e., the device is located on the premises owned, or under the control of, the manufacturer, and no portion of the lot, model, code, or other relevant unit involved in the corrective or removal action has been released for sale or use.
2.14"Recall" means when there is a risk of death or serious deterioration to the state of health, the return of a medical device to the supplier, its modification by the supplier at the site of installation, its exchange or its destruction, in accordance with the instructions contained in the advisory notice.
2.15"Medical Device Reporting System" is a system of incident reporting to the Federal Food and Drug Administration (FDA), for all medical devices which are approved for inter-state commerce, where such incidents lead to corrective action relevant to medical devices. Medical Device Reporting Systems maintained by the Distributor shall comply with all applicable laws, the rules and regulations promulgated by the Federal or any State. This system is intended to allow data to be correlated between the FDA and manufactures to improve the protection of health and safety of patients, users and others by reducing the likelihood of the same type of adverse incident being repeated in different places at different times.

3.0    PROCESS CONTROLS
3.1Both parties shall be responsible for all process control activities relative to the Products, including but not limited to, assurance of receipt, identification, traceability, storage, handling, inventory control, contamination control, complaint handling and trending and process validations, as required by Title 21 of United States Code of Federal Regulations, and other applicable regulations, and governmental laws.
3.2Both parties shall maintain appropriate documented procedures.
3.3Company shall provide evidence that packaging containers maintain the integrity, quality, function, and sterility of the product for the entire shelf life, and not produce toxic residues during storage. Packaging must prevent or indicate the occurrence of tampering.
4.0    TRAINING AND DOCUMENT CHANGE CONTROL
4.1Distributor shall be responsible for managing an effective employee training program and document change control system relative to the receipt, identification, traceability, storage, handling, inventory control, contamination control and complaint handling and trending at the location of Distributor and its third party suppliers.
4.2Distributor must train its employees to perform their job function and to this Quality Agreement as required.
5.0    VALIDATION
5.1Distributor shall be responsible for managing qualified processes and systems as required of suppliers (e.g. computer system) by law.
5.2Both parties shall be responsible for managing an effective product and process validation system relative to the distribution of the Products at the location of the Distributor and its third party suppliers.
5.3Company shall be responsible for managing an effective product and process validation system relative to the manufacture of the Products at the location of the Company and its third party suppliers.
6.0    DISTRIBUTION AND HANDLING
6.1Products shipped by the Distributor must be shipped using documented procedures for the handling, storage, packaging, preservation, and delivery of the Products.
6.2Distributor shall deliver Products to its customers using documented procedures for handling, storage, packing, preservation, and delivery of the Products.
6.3Disposables must have at least three months of expiration dating left, unless specific variance by lot number has been agreed to by both parties, before being shipped to any end-user customer.

6.4The Distributor will not modify any product packaging that it receives from the Company. Shipping containers shall be validated to ensure that the safety and integrity of the Product is maintained during transit, including shipping methods that conform with the Product’s acceptable temperature and humidity ranges.
6.5Distributor must maintain storage & handling as follows:
Seven Plus Product

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	N/A
Transmitter	0-45°C (32-113°F)	Max 95% Relative
Receiver	0-45°C (32-113°F)	10-85% Relative

G4 Platinum Product

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	15-85% Relative
Transmitter	0-45°C (32-113°F)	10-95% Relative
Receiver	0-45°C (32-113°F)	10-95% Relative

7.0    LOT TRACEABILITY
7.1Distributor shall establish and maintain procedures for identifying the Products by suitable means from receipt and during all stages of production and delivery. This shall include procedures to provide full lot traceability for each unit, lot, or batch of finished Products during all stages of production and delivery to the Distributor.
7.2Distributor shall establish and maintain procedures to provide traceability to the first consignee.
7.3Distributor shall establish and maintain procedures to provide traceability to the end user.
7.4Both parties shall use reasonable efforts to assist the other in maintaining respective lot traceability.
7.5Both parties are required to track the following information detailed in the table to the end user.

8.0    Seven Plus Product

Product	Description	Lot traceability Tracking Requirement
STK-7U-030	SEVEN PLUS System Kit	Lot Number identified on the box
STS-7K-041	SEVEN Sensors (package of one (1) or four (4))	Lot Number identified on the box
STR-7U- 030	SEVEN PLUS Replacement Receiver	Lot Number identified on the box
STT-7U- 030	SEVEN PLUS Replacement Transmitter	Lot Number identified on the box

9.0    G4 Platinum Product

Product	Description	Lot traceability Tracking Requirement
STK-GL-001	G4 Platinum Receiver Kit – BLK	Lot Number identified on the box
STK-GL-PNK	G4 Platinum Receiver Kit – PNK	Lot Number identified on the box
STK-GL-BLU	G4 Platinum Receiver Kit – BLU	Lot Number identified on the box
STT-GL-003	G4 Transmitter Kit	Lot Number identified on the box
STR-GL-001	G4 Platinum Replacement Receiver Kit – BLK	Lot Number identified on the box
STR-GL-PNK	G4 Platinum Replacement Receiver Kit – PNK	Lot Number identified on the box
STR-GL-BLU	G4 Platinum Replacement Receiver Kit – BLU	Lot Number identified on the box
STS-GL-011	G4 Platinum Sensors Kit (package of one (1))	Lot Number identified on the box
STS-GL-041	G4 Platinum Sensors Kit (package of four (4))	Lot Number identified on the box

10.0    PACKAGING AND LABELING
10.1Company shall provide packaging and labeling specifications that call out clear labeling requirements.
10.2Company shall ensure that the labels, inserts and accompanying documentation satisfy the requirements of the applicable regulations.
10.3Distributor shall not modify the labels, primary or secondary packaging, inserts or accompanying documentation without the written approval of the Company.

11.0    FINISHED PRODUCT NON-CONFORMANCES
11.1Any nonconforming finished product requires written approval from Company’s Quality Assurance before shipment to any Customer by Distributor.
12.0    COMPLAINT HANDLING AND REPORTING
12.1Distributor shall be responsible for the establishment and maintenance of a system for handling all Tier I Complaints pertaining to Products distributed under the Agreement. "Complaint" means any written, electronic, telephone call and/or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness, or performance of a device after it is released to distribution. A complaint is any indication of the failure of a device to meet customer or user expectations for quality or to meet performance specifications. A “Tier I Complaint” includes complaints that pertain to the purchase, payment, billing, delivery, packaging and customer service. This system shall include receipt, review, corrective/preventative action and maintenance of files. Distributor will not perform any Tier II Complaint Handling, as defined below.
12.2Company shall be responsible for the establishment and maintenance of a system for handling Tier II Complaints pertaining to Products distributed under the Agreement. A “Tier II Complaint” includes complaints that pertain to product functionality, trouble shooting, or adverse events. This system shall include receipt, review, investigation, corrective/preventative action and maintenance of files. It shall also include adverse event reporting to the appropriate governmental authorities as required by regulations in the applicable jurisdictions.
12.3Company shall notify Distributor in writing of legal and regulatory matters relating to the Products, including:
12.3.1Any regulatory actions by governmental authorities (e.g., inspection citations, warning letters, or other non-conformance notices).
12.3.2Regulatory enforcement actions such as injunctions or seizures.
12.3.3FDA registration activity (e.g., non-conformance notices, hold points).
12.3.4Complaints received from Customers within the Territory that have not been processed through the Company’s complaint handling system.
12.3.5Adverse incidents relating to customers within the Territory (e.g., MDR’s.).
12.4Distributor shall notify Company in writing of the following:
12.4.1Any serious regulatory action relating to the Products.

12.4.2Tier I Complaints regarding Products or Instruments. Distributor shall code, trend and report monthly all phone call inquiries and Tier I Complaint data pertaining to Products.
12.4.3If an adverse incident is received that may be subject to FDA’s Medical Device Reporting regulation that pertain to Products and Instruments, then Distributor shall notify Company no later than 24 hours following Distributor’s initial receipt of the adverse event.
12.4.4Distributor shall forward all complaints pertaining to Products and Instruments to Company no later than 5 working days following Distributor’s initial receipt of the complaint.
13.0    FIELD ACTIONS
13.1The Company will be responsible for the initiation of any recalls or other field actions related to the Products.
13.2Both parties will comply with recalls or general corrective actions, provided such recalls or general corrective actions do not, in the opinion of Company violate or cause Company to violate the laws of any jurisdiction affected by the recalls or corrective action.
13.3If Distributor and Company do not agree on a course of action, Company may initiate field actions related to the Products, but may not use field action to cause Distributor to lose Customers.
14.0    AUDITS
14.1Company shall have the right to conduct audits of Distributor’s facilities and operations during normal business hours at its own expense and upon thirty (30) days notice to Distributor in order to assess compliance with all applicable regulations, procedures and this Quality Agreement. Any such audits will be conducted by a national “big four” independent accounting firm (or other independent accounting firm whose audit department is a separate stand alone function of its business and which possesses liability insurance with coverage of at least $3,000,000), subject to such firm’s execution of a confidentiality agreement in form reasonably acceptable to Distributor. Company shall be permitted to conduct one audit per calendar year or more frequently in the instance there exists a material difference between the inventory records of Distributor and Company.
15.0    RECORD RETENTION
15.1Both parties shall retain all sales and medical records as required by law.
15.2Prior to any record destruction pertaining to Company Products and Instruments, the Distributor will notify the Company in writing. If the record destruction is not approved the Company will assume responsibility of the records.

16.0    REGULATORY AND REGISTRATION ADMINISTRATION
16.1Distributor, at its expense, is responsible for registration responsibilities, and for agreed upon domestic registration costs in accordance with Federal and State regulations. Distributor shall provide sufficient data and information to support domestic registrations.
16.2Company, at its expense, is responsible for registration responsibilities, and for agreed upon registration costs of Products in the Territory. Company shall provide sufficient data and information to support such registrations.
17.0    QUALITY SYSTEM COMPLIANCE
17.1Distributor shall establish and maintain a quality system in compliance with Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws. Distributor shall also ensure that its contract vendors maintain a quality system in compliance with current Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws.
17.2Distributor acknowledges that without registering as an out-of-state home medical device retail facility, an out-of-state home medical device retail facility shall not sell or distribute prescription devices in this state through any person or media other than a wholesaler who is licensed pursuant to Chapter 9 (commencing with Section 4000) of Division 2 of the California Business and Professions Code.
18.0    ADDITIONAL DISTRIBUTOR REQUIREMENTS
18.1    Distributor agrees to comply with all applicable laws and regulations. Distributor agrees to obtain the necessary licenses to meet its obligations under this agreement.
18.2    Records should be accurate, indelible and legible. Entries must be dated and the person performing a documented task must be identified. Records must provide a complete history of the work performed. Products identified in this Quality Agreement are not in conflict with the laws of the importing country.
6. All other terms and conditions of the Agreement that are not modified or amended pursuant to this Amendment Number Two shall remain in full force and effect and unaffected hereby. This Amendment Number Two may be executed in two (2) or more counterparts, each of which shall be deemed an original, but together shall constitute one and the same instrument.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment Number Two as of date first set out above.
Signed by:/s/ Jess Roper
Jess Roper
Title:    V.P. and Chief Financial Officer
for and on behalf of
DexCom, Inc.
Signed by:/s/ Adam Graybill    _______
Name: Adam Graybill
Title:     Category Director
for and on behalf of
RGH Enterprises, Inc.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.
Amendment Number Three to Non-Exclusive Distribution Agreement
This Amendment Number Three to the Non-Exclusive Distribution Agreement (“Amendment Number Two”) is made as of this 4 day of December, 2013, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 (the “Company”) and RGH Enterprises, Inc. d/b/a Edgepark Medical Supplies, an Ohio corporation with offices located at 1810 Summit Commerce Park, Twinsburg, Ohio 44807 (the “Distributor”).
WITNESSETH
WHEREAS, Company and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective April 30, 2008, as amended on March 29, 2011 and March 28, 2013 (the “Agreement”).
WHEREAS, Company and Distributor wish to amend the Agreement as set forth herein in accordance with Section 2.2 and 17.10 of the Agreement.
THEREFORE, Company and Distributor agree as follows:
1.    SECTION 2. Section 2.2 is amended and restated in its entirety as follows:
2.2 New products may be added to Schedule 1 and included within the scope of the Agreement at the sole and exclusive discretion of the Company. Notice for new products shall be deemed duly given if sent by prepaid mail, addressed to the party at the address set forth at the beginning of this Agreement, or to such other address as the parties may have furnished each other in writing. In addition, the Company may amend the pricing set forth on Schedule 1 with [******] advance notice provided to Distributor.
REST OF PAGE INTENTIONALLY LEFT BLANK

2.    SCHEDULE 1. Schedule 1 is amended to include the following Products:
Dexcom G4 Platinum - Pediatric

Product	Description	Transfer Price*
STK-KD-001	Dexcom G4 PLATINUM Pediatric Receiver Kit – BLK	[******]
STK-KD-PNK	Dexcom G4 PLATINUM Pediatric Receiver Kit – PNK	[******]
STK-KD-BLU	Dexcom G4 PLATINUM Pediatric Receiver Kit – BLU	[******]

3.    SCHEDULE 5. Schedule 5 is amended and restated in its entirety as follows:
SCHEDULE 5
Quality Agreement
1.0    SCOPE
1.1    This Quality Agreement (the “Quality Agreement”) is incorporated within the Distribution Agreement dated April 30, 2008, as amended on March 29, 2011 and March 28, 2013 between Distributor and Company pertaining to the distribution and sale of Products. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Agreement.
1.2    This Quality Agreement shall be effective on the Effective Date and shall remain in effect until the Agreement expires, is terminated or the Quality Agreement is modified.
2.0    DEFINITIONS / ACRONYMS
2.1    “Applicable Documents”: Documents used to develop a specific document (i.e. standards, regulations) and documents referenced in the text of the specific document.
2.2    “Government Agency” means any body which has the authority to act on behalf of the government of the Union or State to ensure that the requirements of all laws applicable to the Products and Distributor are carried out and adhered to in the State.
2.3    “Customer Complaint” means any written, electronic or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety or performance of a medical device that has been placed on the market.
2.4    “CGM”: Continuous Glucose Monitoring.
2.5    “Correction” means repair, modification, adjustment, relabeling, destruction, or inspection (including patient monitoring) of a product without its physical removal to some other location.
2.6    “Document” means any information, either written or stored electronically, including specifications, procedures, standards, methods, instructions, plans, files, forms, notes, reviews, analyses, and reports.
2.7    “Government Agency” means a federal (e.g. FDA) or state (Health and Human Services Food and Drug Branch) organization that has the power to provide services for conformity assessment on the conditions set out in the Federal Food, Drug, and Cosmetic Act (FD&C Act) and United States Code (U.S.C) as part for the sale of medical device products.

This normally means assessing the manufacturers conformity to the essential requirements listed in each directive.
2.8    “Lot” or “Batch” means one or more components or finished devices that consist of a single type, model, class, size, composition, or software version that are manufactured under essentially the same conditions and that are intended to have uniform characteristics and quality within specified limits.
2.9    “Label” means a display of written, printed, or graphic matter upon the immediate container of any article. Any word, statement, or other information appearing on the immediate container must also appear “on the outside container or wrapper, if any there be, of the retain package of such article, or is easily legible through the outside container of wrapper.”
2.10    “Labeling” means any Labels and other written, printed, or graphic matter (1) upon any article or any of its containers or wrappers, or (2) displaying such article” at any time while a device is held for sale after shipment or delivery for shipment in interstate commerce.
2.11    “Quality Records” means Documents containing recorded information, regardless of the medium or characteristic, which demonstrate the effectiveness of the quality management system and that provide evidence that products meet regulatory requirements and comply with specified product requirements.
2.12    “Removal” means the physical removal of a device from its point of use to some other location for repair, modification, adjustment, relabeling, destruction, or inspection.
2.13    “Stock Recovery” means the correction or removal of a device that has not been marketed or that has not left the direct control of the manufacturer, i.e., the device is located on the premises owned, or under the control of, the manufacturer, and no portion of the lot, model, code, or other relevant unit involved in the corrective or removal action has been released for sale or use.
2.14    “Recall” means when there is a risk of death or serious deterioration to the state of health, the return of a medical device to the supplier, its modification by the supplier at the site of installation, its exchange or its destruction, in accordance with the instructions contained in the advisory notice.
2.15    “Medical Device Reporting System” is a system of incident reporting to the Federal Food and Drug Administration (FDA), for all medical devices which are approved for inter-state commerce, where such incidents lead to corrective action relevant to medical devices. Medical Device Reporting Systems maintained by the Distributor shall comply with all applicable laws, the rules and regulations promulgated by the Federal or any State. This system is intended to allow data to be correlated between the FDA and manufactures to improve the protection of health and safety of patients, users and others by reducing the likelihood of the same type of adverse incident being repeated in different places at different times.
3.0    PROCESS CONTROLS
3.1    Both parties shall be responsible for all process control activities relative to the Products, including but not limited to, assurance of receipt, identification, traceability, storage, handling, inventory control, contamination control, complaint handling and trending and process validations, as required by Title 21 of United States Code of Federal Regulations, and other applicable regulations, and governmental laws.
3.2    Both parties shall maintain appropriate documented procedures.

3.3    Company shall provide evidence that packaging containers maintain the integrity, quality, function, and sterility of the product for the entire shelf life, and not produce toxic residues during storage. Packaging must prevent or indicate the occurrence of tampering.
4.0    TRAINING AND DOCUMENT CHANGE CONTROL
4.1    Distributor shall be responsible for managing an effective employee training program and document change control system relative to the receipt, identification, traceability, storage, handling, inventory control, contamination control and complaint handling and trending at the location of Distributor and its third party suppliers.
4.2    Distributor must train its employees to perform their job function and to this Quality Agreement as required.
5.0    VALIDATION
5.1    Distributor shall be responsible for managing qualified processes and systems as required of suppliers (e.g. computer system) by law.
5.2    Both parties shall be responsible for managing an effective product and process validation system relative to the distribution of the Products at the location of the Distributor and its third party suppliers.
5.3    Both parties shall develop and implement validation or qualification protocols for significant processes, equipment, and computer systems.
5.4    Company shall be responsible for managing an effective product and process validation system relative to the manufacture of the Products at the location of the Company and its third party suppliers.
6.0    DISTRIBUTION AND HANDLING
6.1    Products shipped by the Distributor must be shipped using documented procedures for the handling, storage, packaging, preservation, and delivery of the Products.
6.2    Distributor shall deliver Products to its customers using documented procedures for handling, storage, packing, preservation, and delivery of the Products.
6.3    Disposables must have at least three months of expiration dating left, unless specific variance by lot number has been agreed to by both parties, before being shipped to any end-user customer.
6.4    The Distributor will not modify any product packaging that it receives from the Company. Shipping containers shall be validated to ensure that the safety and integrity of the Product is maintained during transit, including shipping methods that conform with the Product’s acceptable temperature and humidity ranges.
6.5    Distributor must maintain storage & handling as follows:
Seven Plus Product

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	N/A
Transmitter	0-45°C (32-113°F)	Max 95% Relative
Receiver	0-45°C (32-113°F)	10-85% Relative

G4 Platinum Product

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	0-95% Relative
Transmitter	0-45°C (32-113°F)	10-95% Relative
Receiver	0-45°C (32-113°F)	10-95% Relative

G4 Platinum Product – Pediatric

Product Name	Storage Temperature	Humidity
Sensor	2-25°C (36-77°F)	0-95% Relative
Transmitter	0-45°C (32-113°F)	10-95% Relative
Receiver	0-45°C (32-113°F)	10-95% Relative

7.0    LOT TRACEABILITY
7.1    Distributor shall establish and maintain procedures for identifying the Products by suitable means from receipt and during all stages of production and delivery. This shall include procedures to provide full lot traceability for each unit, lot, or batch of finished Products during all stages of production and delivery to the Distributor.
7.2    Distributor shall establish and maintain procedures to provide traceability to the first consignee.
7.3    Distributor shall establish and maintain procedures to provide traceability to the end user.
7.4    Both parties shall use reasonable efforts to assist the other in maintaining respective lot traceability.
7.5    Both parties are required to track the following information detailed in the table to the end user.
8.0    Seven Plus Product

Product	Description	Lot traceability Tracking Requirement
STK-7U-030	SEVEN PLUS System Kit	Lot Number identified on the box
STS-7K-041	SEVEN Sensors (package of one (1) or four (4))	Lot Number identified on the box
STR-7U- 030	SEVEN PLUS Replacement Receiver	Lot Number identified on the box
STT-7U- 030	SEVEN PLUS Replacement Transmitter	Lot Number identified on the box

9.0    G4 Platinum Product

Product	Description	Lot traceability Tracking Requirement
STK-GL-001	G4 Platinum Receiver Kit – BLK	Lot Number identified on the box
STK-GL-PNK	G4 Platinum Receiver Kit – PNK	Lot Number identified on the box
STK-GL-BLU	G4 Platinum Receiver Kit – BLU	Lot Number identified on the box
STT-GL-003	G4 Transmitter Kit	Lot Number identified on the box
STR-GL-001	G4 Platinum Replacement Receiver Kit – BLK	Lot Number identified on the box
STR-GL-PNK	G4 Platinum Replacement Receiver Kit – PNK	Lot Number identified on the box
STR-GL-BLU	G4 Platinum Replacement Receiver Kit – BLU	Lot Number identified on the box
STS-GL-011	G4 Platinum Sensors Kit (package of one (1))	Lot Number identified on the box
STS-GL-041	G4 Platinum Sensors Kit (package of four (4))	Lot Number identified on the box

10.0    G4 Platinum Product – Pediatric

Product	Description	Lot traceability Tracking Requirement
STK-KD-001	G4 Platinum Pediatric Receiver Kit – BLK	Lot Number identified on the box
STK-KD-PNK	G4 Platinum Pediatric Receiver Kit – PNK	Lot Number identified on the box
STK-KD-BLU	G4 Platinum Pediatric Receiver Kit – BLU	Lot Number identified on the box
STT-GL-003	G4 Transmitter Kit	Lot Number identified on the box
STR-KD-001	G4 Platinum Replacement Receiver Kit – BLK	Lot Number identified on the box
STR-KD-PNK	G4 Platinum Replacement Receiver Kit – PNK	Lot Number identified on the box
STR-KD-BLU	G4 Platinum Replacement Receiver Kit – BLU	Lot Number identified on the box
STS-GL-011	G4 Platinum Sensors Kit (package of one (1))	Lot Number identified on the box
STS-GL-041	G4 Platinum Sensors Kit (package of four (4))	Lot Number identified on the box

11.0    PACKAGING AND LABELING
11.1    Company shall provide packaging and labeling specifications that call out clear labeling requirements.

11.2    Company shall ensure that the labels, inserts and accompanying documentation satisfy the requirements of the applicable regulations.
11.3    Distributor shall not modify the labels, primary or secondary packaging, inserts or accompanying documentation without the written approval of the Company.
12.0    FINISHED PRODUCT NON-CONFORMANCES
12.1    Any nonconforming finished product requires written approval from Company’s Quality Assurance before shipment to any Customer by Distributor.
13.0    COMPLAINT HANDLING AND REPORTING
13.1    Distributor shall be responsible for the establishment and maintenance of a system for handling all Tier I Complaints pertaining to Products distributed under the Agreement. “Complaint” means any written, electronic, telephone call and/or oral communication that alleges deficiencies related to the identity, quality, durability, reliability, safety, effectiveness, or performance of a device after it is released to distribution. A complaint is any indication of the failure of a device to meet customer or user expectations for quality or to meet performance specifications. A “Tier I Complaint” includes complaints that pertain to the purchase, payment, billing, delivery, packaging and customer service. This system shall include receipt, review, corrective/preventative action and maintenance of files. Distributor will not perform any Tier II Complaint Handling, as defined below.
13.2    Company shall be responsible for the establishment and maintenance of a system for handling Tier II Complaints pertaining to Products distributed under the Agreement. A “Tier II Complaint” includes complaints that pertain to product functionality, trouble shooting, or adverse events. This system shall include receipt, review, investigation, corrective/preventative action and maintenance of files. It shall also include adverse event reporting to the appropriate governmental authorities as required by regulations in the applicable jurisdictions.
13.3    Company shall notify Distributor in writing of legal and regulatory matters relating to the Products, including:
13.3.1    Any regulatory actions by governmental authorities (e.g., inspection citations, warning letters, or other non-conformance notices).
13.3.2    Regulatory enforcement actions such as injunctions or seizures.
13.3.3    FDA registration activity (e.g., non-conformance notices, hold points).
13.3.4    Complaints received from Customers within the Territory that have not been processed through the Company’s complaint handling system.
13.3.5    Adverse incidents relating to customers within the Territory (e.g., MDR’s.).
13.4    Distributor shall notify Company in writing of the following:
13.4.1    Any serious regulatory action relating to the Products.
13.4.2    Tier I Complaints regarding Products or Instruments. Distributor shall code, trend and report monthly all phone call inquiries and Tier I Complaint data pertaining to Products.
13.4.3    If an adverse incident is received that may be subject to FDA’s Medical Device Reporting regulation that pertain to Products and Instruments, then Distributor shall notify Company no later than 24 hours following Distributor’s initial receipt of the adverse event.

13.4.4    Distributor shall forward all complaints pertaining to Products and Instruments to Company no later than 5 working days following Distributor’s initial receipt of the complaint.
14.0    FIELD ACTIONS
14.1    The Company will be responsible for the initiation of any recalls or other field actions related to the Products.
14.2    Both parties will comply with recalls or general corrective actions, provided such recalls or general corrective actions do not, in the opinion of Company violate or cause Company to violate the laws of any jurisdiction affected by the recalls or corrective action.
14.3    If Distributor and Company do not agree on a course of action, Company may initiate field actions related to the Products, but may not use field action to cause Distributor to lose Customers.
15.0    AUDITS
15.1    Company shall have the right to conduct audits of Distributor’s facilities and operations during normal business hours at its own expense and upon thirty (30) days notice to Distributor in order to assess compliance with all applicable regulations, procedures and this Quality Agreement. Any such audits will be conducted by a national “big four” independent accounting firm (or other independent accounting firm whose audit department is a separate stand alone function of its business and which possesses liability insurance with coverage of at least [******]), subject to such firm’s execution of a confidentiality agreement in form reasonably acceptable to Distributor. Company shall be permitted to conduct one audit per calendar year or more frequently in the instance there exists a material difference between the inventory records of Distributor and Company.
16.0    RECORD RETENTION
16.1    Both parties shall retain all sales and medical records as required by law.
16.2    Prior to any record destruction pertaining to Company Products and Instruments, the Distributor will notify the Company in writing. If the record destruction is not approved the Company will assume responsibility of the records.
17.0    REGULATORY AND REGISTRATION ADMINISTRATION
17.1    Distributor, at its expense, is responsible for registration responsibilities, and for agreed upon domestic registration costs in accordance with Federal and State regulations. Distributor shall provide sufficient data and information to support domestic registrations.
17.2    Company, at its expense, is responsible for registration responsibilities, and for agreed upon registration costs of Products in the Territory. Company shall provide sufficient data and information to support such registrations.
18.0    QUALITY SYSTEM COMPLIANCE
18.1    Distributor shall establish and maintain a quality system in compliance with Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws. Distributor shall also ensure that its contract vendors maintain a quality system in compliance with current Title 21, United States Code of Federal Regulations and other applicable regulations, and governmental laws.

18.2    Distributor acknowledges that without registering as an out-of-state home medical device retail facility, an out-of-state home medical device retail facility shall not sell or distribute prescription devices in this state through any person or media other than a wholesaler who is licensed pursuant to Chapter 9 (commencing with Section 4000) of Division 2 of the California Business and Professions Code.
19.0    ADDITIONAL DISTRIBUTOR REQUIREMENTS
19.1    Distributor agrees to comply with all applicable laws and regulations. Distributor agrees to obtain the necessary licenses to meet its obligations under this agreement.
19.2    Records should be accurate, indelible and legible. Entries must be dated and the person performing a documented task must be identified. Records must provide a complete history of the work performed. Products identified in this Quality Agreement are not in conflict with the laws of the importing country.
4.    All other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment Number Two as of date first set out above.

Signed by: /s/ Jess Roper Jess Roper
Title: V.P. and Chief Financial Officer
for and on behalf of DexCom, Inc.
Signed by: /s/ Adam Graybill
Name: Title:
for and on behalf of RGH Enterprises

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.
Amendment to Non-Exclusive Distribution Agreement
This Amendment to the Non-Exclusive Distribution Agreement (“Amendment”) is made as of April 30, 2016, by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 (“DexCom”) and RGH Enterprises, Inc., an Ohio corporation with offices at 1810 Summit Commerce Park, Twinsburg, Ohio 44087 (the “Distributor”). Each of DexCom and the Distributor are sometimes referred to individually herein as a “Party” and collectively as the “Parties.” Capitalized terms not defined herein shall have the meanings set forth in the Agreement (as defined in the first recital below).
RECITALS
WHEREAS, DexCom and Distributor previously entered into a Non-Exclusive Distribution Agreement, effective April 30, 2008, as has been and may be amended from time to time, (collectively, the “Agreement”).
WHEREAS, DexCom and Distributor wish to amend the Agreement as set forth herein in accordance with Section 6.1 and 16.9 of the Agreement.
NOW, THEREFORE, BE IT RESOLVED, that for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT
A. Rebates
1.    Sales Reports. Each week during the Term, Distributor agrees to provide DexCom with a weekly report identifying the volume of continuous glucose monitoring products that are listed on Schedule 1 to the Agreement (the “Products”) purchased by Distributor from DexCom during the preceding 45 days.
2.    Rebate. DexCom shall pay Distributor a monthly rebate equal to [***]% of Distributor’s aggregate dollar value of purchases of Products from DexCom during the preceding month, net of any rebates or returns (the “Rebate”). The Rebate shall be payable by DexCom to Distributor in the form of a credit memo within thirty (30) days following the end of each month, commencing on the Effective Date. The credit memo shall fully and accurately describe the amount of the Rebate earned during the previous month. Should Distributor not receive the credit memo within this time period, Distributor may deduct the amount of the Rebate from any subsequent payment owed by Distributor to DexCom.
3.    Term and Termination. The earning and calculation of the Rebate payable under this Amendment shall commence on July 1, 2016 (the “Effective Date”) and shall continue each month thereafter until the [***]. The Agreement, except as amended by this Amendment, shall remain in full force and effect. The obligation to pay Rebates accrued during the Term shall survive any termination of the Agreement.
4.    Compliance with Law. The prices provided for Products under the Agreement reflect discounts, and the Rebates constitute additional discounts. Each of the Parties shall comply with applicable provisions of 42 C.F.R. § 1001.952(h) (the Anti-Kickback Statute discount safe harbor regulations). Distributor shall fully and accurately reflect such discounts in submissions to federal healthcare programs (if any) and, upon request by the Secretary of the U.S. Department of Health and Human Services or a state agency, shall make available information provided to it by DexCom concerning the discounts.
1

Each of the Parties will act in compliance with all federal and state laws in the performance of their respective obligations under the Agreement as amended by this Amendment.
B. Sales Tracing Data
1.    Schedule 3 to the Agreement, setting forth the Sales Tracing Report Format, is amended and restated in its entirety to be as set forth in Schedule 3 to this Amendment.
C. Stocking Requirement
1.    Distributor shall stock not more than one (1) month of Product inventory at all times with the exact amount of inventory so stocked to vary based on demand fluctuations. Distributor agrees not to sell any sensors where the shelf-life on the sensors is less than the time of reasonable consumption by its Customers, and in no instance to ship sensors with a shelf-life of less than two (2) months.
2.    Distributor shall use good faith efforts to provide, within five (5) business days of the end of each calendar month, a report detailing Distributor’s month-end inventory balance of Products (which report shall be subject to the audit right in Section 6.1.9 of the Agreement).
[Signature Page Follows]

    2

The Parties hereto have caused this Amendment to be duly executed on their behalf by the first date written above.

DEXCOM, INC.	RGH ENTERPRISES, INC. D/B/A CARDINAL HEALTH AT HOME
/s/ Jess Roper	/s/ Steve Briggs
Print Name: Jess Roper	Print Name: Steve Briggs
Title: CFO	Title: VP/ GM Category Management

    3

SCHEDULE 3
Sales Tracing Report Format
Core Data Elements – Edgepark

Reporting Frequency	Daily
Reporting Period	Rolling 45 Days
File Format	Pipe Delimited CSV
Delivery Method	Dexcom Provided sFTP

Not required in tracing files, but provide to Dexcom to keep on file: Distributor Location NPI

Type	Field Name	Sample Value	Comments
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
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